UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) May 5, 2006


                            Netfabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-21419           76- 307819
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(State or other jurisdiction      (Commission       (IRS Employer
     of Incorporation)            File Number)    Identification No.)

        Three Stewart Court, Denville, NJ                07834
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    (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code - (973) 887-2785


          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


      On May 5, 2006 Jeff Robinson voluntarily resigned as the Chairman of the Company's Board of Directors and as the Chief Executive Officer of the Company. In order to align management with the current business focus of Information Technology (IT) Services, the Company's Board of Directors elected Fahad Syed as the Chairman of the Board and as the Chief Executive Officer of the Company.

      Mr. Syed has been a Director of the Company since May of 2005. Mr. Syed is an entrepreneur and co-founder of UCA Services, Inc. ("UCA") and has more than 14 years of experience in global IT and financial services. Mr. Syed was the Managing Director of UCA Services, Inc, from June 2003 to May 2005, and he was the Chief Executive Officer of UCA Services, Inc since its acquisition by the Company in May of 2005. Mr. Syed is an expert in the development of best practices in IT, channel and direct sales strategies and effective service delivery models. Prior to that, Mr. Syed was Vice President of IT services with UCA Computer Systems, Inc., a system integrator, from December 1998 to May 2003. Previously, Mr. Syed held prominent positions in development and management of Financial Products at the Housing Development Finance Corporation (HDFC), a pioneer Housing Finance Institution in the private sector in India.

ITEM 8.01 OTHER EVENTS


      On May 3, 2006 the Company's Board of Directors decided to exit from the hardware-based Voice over Internet Protocol ("VoIP") communications product line (including resale of transport services) that is targeted at small to mid-sized businesses ("SMB"). Revenues from the Company's VoIP operations have been minimal. For the year ended December 31, 2005, the Company had a loss of $3.2 million (unaudited) from its VoIP operations. The Company does not anticipate incurring material exit cost upon its exit from VoIP operations.

      Since the UCA acquisition, substantially all of the Company's revenues have been from its IT services business which the Company will continue to provide through its subsidiary UCA. On a pro forma basis, UCA had revenues of $19.4 million for the year ended December 31, 2005.

Item 9.01 Financial Statements And Exhibits

      (a)   None

      (b)   None

      (c)   Exhibits

            Exhibit 99.1 Copy of the Company's press release dated May 5, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETFABRIC HOLDINGS, INC.



Date:  May 5, 2006                            By:
                                                   Name: Syed Fahad
                                                   Title: Chairman and CEO


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